UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017

BIOTECH PRODUCTS SERVICES AND RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4045 Sheridan Avenue, Suite 239 Miami, FL	33140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900

F: 646.826.9200

pmagri@magrilaw.com

www.MagriLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Employment Agreement Amendments

On March 8, 2017, the Board of Directors (the “Board”), of Biotech Products Services and Research, Inc., a Nevada corporation (“BPSR” or the “Company”), approved of the following employment agreement amendments:

•	Amendment No. 1 to the Executive Employment Agreement, dated November 4, 2016, between the Company and Dr. Bruce Werber. Pursuant to the Amendment, Dr. Werber was appointed to serve as the Chief Executive Officer of (i) Anu Life Sciences, Inc., a Florida corporation and a wholly-owned subsidiary of the Company (“Anu”), primarily responsible for research and development activities and the manufacturing of Anu’s Amnio and other Regen products but excluding Mint Organics, Inc., a Florida corporation and subsidiary of the Company, contemplated entry and involvement into the medical cannabis industry in the state of Florida; (ii) General Surgical Florida, Inc. a Florida corporation and a wholly-owned subsidiary of the Company (“General Surgical”), primarily responsible for the management of General Surgical.”

•	Amendment No. 1 to the Executive Employment Agreement, dated November 4, 2016, between the Company and Ian T. Bothwell. Pursuant to the Amendment, the definition of “Good Reason” for resignation by Mr. Bothwell was amended to add the following occurrences: (i) if the Employment Agreement, dated November 4, 2016, as amended, between the Company and Dr. Bruce Werber is terminated by the Company with or without Cause (as defined therein) or by Dr. Werber with or without Good Reason (as defined therein); or (ii) the Employment Agreement, dated November 4, 2016, as amended, between the Company and Albert Mitrani terminated by the Company with or without Cause (as defined therein) or by Mr. Mitrani with or without Good Reason (as defined therein).”

•	Amendment No. 1 to the Executive Employment Agreement, dated November 4, 2016, between the Company and Dr. Maria Ines Mitrani. Pursuant to the Amendment, Dr. Mitrani’s Base Salary was increased from $250,000 to $300,000 per year.

Copies the foregoing amendments are filed as exhibits to this Form 8-K and are incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

•	On March 8, 2017, the Board of the Company issued the following warrants to purchase shares of common stock of the Company to the executive officers and directors of the Company:

Executive Officer/Director (Title):	Warrants:
Dr. Bruce Werber (Chief Operating Officer and Director)	21,500,000
Ian T. Bothwell (Chief Financial Officer and Director)	21,500,000
Dr. Maria Ines Mitrani (VP, Chief Science Officer and Director)	13,850,000
TOTAL	56,850,000

The foregoing warrants are exercisable for $0.02 per share, the closing price of Common Stock of the Company on March 8, 2017, and are exercisable from the date of issuance until the tenth (10th) anniversary of the date of issuance.

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•	On March 8, 2017, the Company issued shares of Series A Non-Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) to the following executive officers and directors of the Company in consideration for services rendered to the Company and valued at the par value per share:

Name:	Amount of Series A Preferred Stock:
Dr. Bruce Werber	100
Dr. Maria I. Mitrani	100
Ian T. Bothwell	100

•	On March 8, 2017, the Board ratified the issuance of the Company’s restricted common stock to four “accredited investors” pursuant to investments made by such investors in the Company:

Date:	Investor:	No. of Shares:	Purchase Price:
1/24/17	Investor #1	600,000	$30,000
1/25/17	Investor #2	100,000	$5,000
1/30/17	Investor #3	600,000	$30,000
2/7/17	Investor #3	600,000	$30,000
2/22/17	Investor #4	250,000	$10,000
	TOTAL	2,150,000	$105,000.00

•	In connection with the issuance of certain of the foregoing shares, on March 8, 2017, the Board ratified the issuance of the following warrants to purchase shares of common stock of the Company to two “accredited investors”:

Date:	Investor:	No. of Warrant Shares:
1/24/17	Investor #1	300,000
1/24/17	Investor #1	300,000
1/30/17	Investor #3	300,000
1/30/17	Investor #3	300,000
2/7/17	Investor #3	300,000
2/7/17	Investor #3	300,000
	TOTAL	1,800,000

Each of the foregoing warrants are exercisable for cash from the date of issuance until the third (3rd) anniversary of the date of issuance.

•	On March 8, 2017, in consideration for consulting services rendered to the Company and Mint Organics, Inc., the Board approved the issuance of 100,000 shares of unregistered Common Stock valued at $0.02 per share, the closing price of the Common Stock of the Company on the date hereof, to a consultant.

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•	On March 8, 2017, the Company issued Mr. Suddarth a warrant (the “Suddarth Warrant”) to purchase, on a cashless basis, up to 23.85 million (23,850,000) shares of Common Stock of the Company at an exercise price of $0.02 per share, the closing price of Common Stock of the Company on March 8, 2017, exercisable in accordance with the vesting schedule below until the tenth (10th) anniversary of the date of issuance:

o	50% of the Warrant shall immediately vest on the effective date of the Warrant, thereafter, the remaining 50% shall vest in eighteen (18) equal monthly installments beginning March 31, 2017 and continuing for seventeen (17) consecutive monthly periods thereafter or until Executive no longer remains employed by the Company, whichever is earlier and subject to Section 5.2 of the Employment Agreement.

o	The unvested portion of the Warrant shall be accelerated upon achievement of the milestones set forth below:

→	25% for the commercial availability of a sheet type human amnion product;

→	15% for the third commercially available product; and

→	10% for the fourth commercially available product.

•	In connection with the Participation Agreement, effective February 14, 2017, between the Company and two “accredited investors” as disclosed under Item 8.01 “Mint Organics, Inc. and Mint Organics Florida, Inc.” of this Form 8-K, on March 8, 2017, the Company issued warrants to two “accredited investors”, one of whom is Peter Taddeo, a newly appointed BPSR director and the Chief Executive Officer and a director of both Mint Organics, Inc. and Mint Organics Florida, Inc., and the other is Wayne Rohrbaugh, the Chief Operating Officer and a director of both Mint Organics, Inc. and Mint Organics Florida, Inc., to each purchase 150,000 shares of common stock of the Company at an exercise price of $0.15 per share, exercisable from the date of issuance until the third anniversary date of the date of issuance.

The Company issued the foregoing securities in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, due to the fact they were isolated issuance and did not involve a public offering of securities.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Increase in Size of Board; Board Appointments

On March 8, 2017, the Board increased the size of the Board to consist of six (6) persons and appointed the following persons to fill such created vacancies for a year until the annual stockholders meeting and their respective replacements are elected and qualified or their resignation or removal:

Ian T. Bothwell

Terrell Suddarth

Peter Taddeo

As previously disclosed by the Company on a Form 8-K filed on November 14, 2016, Mr. Bothwell has been serving as the Chief Financial Officer of the Company since November 4, 2016. As disclosed herein, Terrell Suddarth was appointed as the Chief Technology Officer of the Company on March 8, 2017; and Peter Taddeo invested in the Company in connection with the Participation Agreement, effective February 14, 2017, regarding the Company’s endeavor to obtain a license to dispense medical cannabis in the State of Florida.

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Terrell Suddarth Employment Agreement

On March 8, 2017, the Company entered into an executive employment agreement, effective March 8, 2017 (the “Effective Date”), with Terrell Suddarth, pursuant to which the Company appointed Mr. Suddarth (55 years old) as the Chief Technology Officer of the Company. Pursuant to Mr. Suddarth’s employment agreement, the Company agreed appoint Mr. Suddarth appoint as a member of the Board of Directors of the Company within fourteen (14) days of the Effective Date of the Agreement and to take all proper and legal actions to have Mr. Suddarth remain a director Board during the Employment Term, subject to state and federal law and the bylaws of the Company.

With over 25 years of senior leadership experience in organizations ranging from medical device to biotechnology to the Department of Defense, Mr. Suddarth has successfully guided multiple product introductions to financial success. He has been an integral part of several successful start-ups as well as large multi-nationals and has extensive background in domestic and international manufacturing environments, quality systems implementation, new product design, development and commercialization. Mr. Suddarth has specialized skills and experience in evaluating, structuring and implementing solutions for companies experiencing rapid operational growth.

Below is a summary of the material terms of Mr. Suddarth’s employment agreement, a copy of which has been filed as an exhibit to this Form 8-K and is incorporated by reference herein.

•	Term. The term of Mr. Suddarth’s employment shall be effective as the Effective Date and shall continue until the third anniversary thereof, unless terminated earlier pursuant to the terms of the employment agreement; provided that, on such third anniversary of the Effective Date and each annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of one year, unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days' prior to the applicable Renewal Date. The period during which the Executive is employed by the Company hereunder is hereinafter referred to as the “Employment Term.”

•	Base Salary. Mr. Suddarth’s base annual salary is $300,000, which shall accrue commencing as of the Effective Date and shall be payable upon the Company generating sufficient net revenue or obtaining sufficient third party financing; and thereafter payable in periodic installments in accordance with the Company's customary payroll practices, but no less frequently than monthly. The base salary shall be reviewed at least annually by the Board and the Board may, but shall not be required to, increase the base salary during the Employment Term.

•	Annual and Signing Bonus. For each complete fiscal year of the Employment Term, Mr. Suddarth shall be eligible to earn an annual bonus (the “Annual Bonus”) equal to a percentage of Base Salary (the “Target Bonus”) established by the Board, as in effect at the beginning of the applicable fiscal year, based on achievement of target performance goals and benchmarks (i.e., products brought to market, production and revenue goals) mutually established by the Board and Mr. Suddarth. Notwithstanding the foregoing, the Company shall pay Mr. Suddarth the following bonuses on the achievement of the following milestones and subject to the Board’s determination that the Company has sufficient capital:

(i)	$35,000 upon the commercial availability of a sheet type human amnion product;

(ii)	$35,000 upon the third commercially available product; and

(iii)	$35,000 upon the fourth commercially available product.

The Company shall pay Mr. Suddarth a lump sum cash signing bonus of $35,000 (the “Signing Bonus”) in which shall be accrued and paid by the Company upon the Company having sufficient cash flow.

•	Warrant. The Company agreed to issue Mr. Suddarth the Suddarth Warrant (as defined in Section 3.02 of this Form 8-K).

•	Equity Plan. Mr. Suddarth shall be eligible to receive annual equity awards under the Company’s equity plan, if any, which is no less favorable than is provided to other key executive management members of the Company.

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•

Fringe Benefits and Perquisites. During the Employment Term, Mr. Suddarth shall be entitled to fringe benefits and perquisites consistent with the practices of the Company, and to the extent the Company provides similar benefits or perquisites (or both) to similarly situated executives of the Company. Notwithstanding the foregoing, during the Employment Term, the Company shall provide Mr. Suddarth with the following benefits:

(a)	Health and dental insurance for the Executive and his spouse which is no less favorable than is provided to other similarly situated executives of the Company; Company shall also agree to reimburse the amount of family deductible required to be paid by insured under such plans or contribute the maximum allowable HSA contribution limits per year depending on which type of plans are obtained by the Company.

(b)	An automobile expense allowance of $650 per month.

(c)	Reimbursement for all reasonable and necessary out-of-pocket business, entertainment and travel expenses incurred by the Executive in connection with the performance of the Executive's duties hereunder in accordance with the Company's expense reimbursement policies and procedures; provided, however, any expenditure or budget for travel and entertainment shall be pre-approved by the Executive’s Supervisor.

•

Termination. The Company may terminate Mr. Suddarth’s employment agreement at any time with or without “Cause” (as defined in the agreement) and Mr. Suddarth may resign at any time with or without “Good Reason” (as defined in the Agreement).

If Mr. Suddarth’s employment is terminated by him for Good Reason or by the Company without Cause or on account of the Company's failure to renew the Agreement in accordance with the Agreement, then Mr. Suddarth shall be entitled to receive the Accrued Amounts and the execution of a mutual release of claims to each party, their affiliates and their respective officers and directors in a form (to be reasonable and customary for this purpose) provided by the Company (the “Release”), the Mr. Suddarth shall be entitled to receive the following:

(a)	continued Base Salary for one year following the Termination Date or the remaining term of the Agreement at time of Termination, whichever is longer.

(b)	a payment equal to the product of (i) the Annual Bonus, if any, that Mr. Suddarth would have earned for the fiscal year in which the Termination Date occurs based on achievement of the applicable performance goals for such year and (ii) a fraction, the numerator of which is the number of days Mr. Suddarth was employed by the Company during the year of termination and the denominator of which is the number of days in such year (the “Pro-Rata Bonus”). This amount shall be paid on the date that annual bonuses are paid to similarly situated executives;

(c)	The treatment of any outstanding equity awards shall be determined in accordance with the terms of the applicable award agreements.

(d)	Notwithstanding the terms of any applicable award agreements:

(i)	all outstanding unvested stock options or warrants granted to Mr. Suddarth during the Employment Term shall become fully vested and exercisable for the remainder of their full term;

(ii)

all outstanding equity-based compensation awards that are intended to constitute performance-based compensation under Section 162(m)(4)(C) of the Code shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

•

Change of Control. If Mr. Suddarth's employment hereunder is terminated by Mr. Suddarth for Good Reason or by the Company on account of its failure to renew the Agreement or without Cause (other than on account of Mr. Suddarth's death or Disability), in each case within twelve (12) months following a Change in Control, Mr. Suddarth shall be entitled to receive the Accrued Amounts and Mr. Suddarth shall be entitled to receive the following:

(i)

a lump sum payment equal to three (3) times the sum of Mr. Suddarth's Base Salary and Target Bonus for the year in which the Termination Date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within 50 days following the Termination Date; and

(ii)	a lump sum payment equal to Mr. Suddarth's Target Bonus for the fiscal year in which the Termination Date occurs, which shall be paid within sixty (60) days following the Termination Date.

Notwithstanding the terms of any equity incentive plan or award agreements, as applicable:

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(iii)	all outstanding unvested stock options and warrants granted to Mr. Suddarth during the Employment Term shall become fully vested and exercisable for the remainder of their full term;

(iv)

all outstanding equity-based compensation awards that are intended to constitute performance-based compensation under Section 162(m)(4)(C) of the Code shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

“Change in Control” shall mean

1.	the sale of all or substantially all of the Company's assets.

2.

a Person (or more than one Person acting as a group) acquires ownership interests in the Company that, together with the Company interests held by such Person or group, constitutes more than 50% of the total voting power of the stock of the Company as the result of a transaction other than one in which the stockholders of the Company transfer a portion of the Company interests held by them to a third party as part of a financing and/or a transaction associated with the acquisition of additional assets by the Company or an Affiliate; provided, that a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total voting power of the Company’s stock and acquires additional stock.

A copy of the Mr. Suddarth’s employment agreement is filed as an Exhibit to this Form 8-K and incorporated by reference herein.

Transactions with Related Persons.

As of the date of this Form 8-K, Mr. Bothwell is owed by the Company approximately $145,000 for advances and unreimbursed expenses in connection with the Company’s operations. Such indebtedness is unsecured and non-recourse and is not evidenced by a promissory note or other agreement.

As disclosed herein, on February 14, 2017, Mr. Taddeo invested $150,000 in the Company in connection with the Company’s endeavor, through Mint Organics, Inc., to obtain a license to dispense medical cannabis in Florida. In consideration for his investment, on February 28, 2017, Mr. Taddeo was issued 150 shares of Series A Preferred Stock of Mint Organics, Inc. and a warrant from BPSR to purchase up to 150,000 shares of common stock for $0.15 per share from the date of issuance of the warrant until the third anniversary date of the date of issuance. Mr. Taddeo was also appointed as the Chief Executive Officer and as a director of Mint Organics, Inc. and Mint Organics Florida, Inc.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amendment to Series A Preferred Stock Certificate of Designation

On March 2, 2017, the Company filed an amendment to the Certificate of Designation of the Company’s Series A Preferred Stock (the “Series A Certificate of Designation”), therein increasing the authorized class from 100 shares to 400 shares.

As previously disclosed by the Company on Form 8-K filed on November 3, 2016, generally, the outstanding shares of Series A Non-Convertible Preferred Stock shall vote together with the shares of Common Stock and other voting securities of the Company as a single class and, regardless of the number of shares of Series A Non-Convertible Preferred Stock outstanding, and as long as at least one share of Series A Non-Convertible Preferred Stock is outstanding, such shares shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of stockholders of the Company or action by written consent of stockholders. Each outstanding share of the Series A Non-Convertible Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series A Non-Convertible Preferred Stock.

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Other than the increase in the number of authorized shares of Class A Preferred Stock, no other terms of the Series A Certificate of Designation were amended.

A copy of the amendment to the Series A Non-Convertible Preferred Stock is filed as an exhibit to this Form 8-K and incorporated by reference herein.

Amended and Restated By-laws

On March 8, 2017, the Board amended and restated the by-laws of the Company (the “Amended and Restated By-laws”).

Pursuant to Section 4.08(c) of the Amended and Restated By-laws, the following actions may not be taken without the approval of a supermajority (as defined below) of the full Board of Directors:

•	a change of the Company’s name;

•	a change in the location of the Company’s headquarters from Miami, FL to another city;

•	the entry or exit from a line of business of the Company;

•	the hiring or termination of any C-level executives of the Company or any subsidiary of the Company;

•	the entry, amendment or termination of any employment agreement with an executive officer of the Company;

•	the removal of any member of the Board of Directors;

•	the appointment of a person to fill a vacancy of the Board of Directors;

•	the increase or decrease in the size of the Board of Directors;

•	the designation of a class of Preferred Stock of the Company and/or the amendment of the rights, privileges and obligations of any designated Preferred Stock;

•	the declaration and issuance of any dividend;

•	the forward or reverse split of the securities of the Company or any reclassification or exchange thereof;

•	the sale, exchange or other disposition of the Company’s assets with an aggregate value of at least $100,000 or all, or substantially all, of the Company’s assets, whichever is less, occurring as part of a single transaction or plan, or in multiple transactions over a six (6) month period, except in the orderly liquidation and winding up of the business of the Company upon its duly authorized dissolution;

•	the acquisition of the stock or assets of another entity or the merger therewith, regardless of the nature or amount of consideration given therefor;

•	the issuance or re-issuance of any equity securities; or any debt securities convertible into equity securities; or any rights, options, or warrants to acquire any equity securities;

•	the registration of any class of securities of the Company with the Securities and Exchange Commission or the withdrawal of any registration of any class of securities of the Company;

•	investing in any other entity or the establishment of a joint venture with another party;

•	the entering into any financing transaction with a third party in excess of $100,000

•	the making of any capital expenditure in excess of $100,000;

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•	the creation, assumption, issuance, or incurring any indebtedness in excess of $50,000 per obligation;

•	the signing of checks in excess of $50,000 drawn upon the bank account or accounts of the Company in connection with a single transaction or series of related transactions;

•	any act which would make it impossible to carry on the ordinary business of the Company;

•	any transactions between the Company and any member of the Board of Directors or executive officers or any affiliates or family members of such persons;

•	the confession of a judgment against the Company; and

•	the amendment of these By-laws.

For purposes of Section 4(a)(8), a “supermajority” of the full Board of Directors shall consist of:

•	All of the members if three (3) members or less are entitled to vote on the matter(s) presented;

•	A minimum of three (3) members if four (4) members are entitled on the matter(s) presented;

•	A minimum of four (4) members if five (5) members are entitled on the matter(s) presented;

•	A majority of the members if six (6) or more members are entitled on the matter(s) presented.

A copy of the Amended and Restated By-laws are filed as an exhibit to this Form 8-K and is incorporated by reference herein.

ITEM 8.01 OTHER EVENTS.

Unwinding of Series B Exchange Agreement

•	As previously disclosed by the Company on a Form 8-K on November 3, 2016, on November 1, 2016, the Company entered into a Share Exchange Agreement with Mr. Mitrani. Pursuant to the Share Exchange Agreement, Mr. Mitrani exchanged 20 million (20,000,000) shares of his Common Stock of the Company for an aggregate of 1 million (1,000,000) shares Series B Convertible Preferred Stock on a 1-for-20 basis (the “Series B Exchange Agreement”). On March 8, 2017, the Board and Mr. Mitrani decided to unwind the Series B Exchange Agreement and deem it null and void ab initio.

Mint Organics, Inc.

•	As previously disclosed by the Company on a Form 8-K filed with the Securities Exchange Commission on February 23, 2017, the Company entered into a Participation Agreement, effective February 14, 2017 (the “ParticipationAgreement”), with two non-affiliated accredited investors (collectively, the “Investors”). Pursuant to the Participation Agreement, the Investors funded the Company $300,000 in connection with a subsidiary of BPSR (“Venture Sub”) for the sole purpose of exploring, developing and operating a new business segment to provide products and/or services in the medical cannabis industry, initially within the state of Florida (the “Venture”).

•	In connection with the Participation Agreement, on February 28, 2017, the Company formed Mint Organics, Inc., a Florida corporation (“Mint Organics, Inc.), and Mint Organics Florida, Inc., a Florida corporation and wholly-owned subsidiary of Mint Organics, Inc. (“Mint Organics Florida, Inc.”).

Mint Organics, Inc.’s authorized capital structure consists of (i) 1,000 shares of Class A Voting Common Stock, par value $0.001 per share (“Class A Common Stock”); (ii) 1,000 shares of Class B Non-Voting Common Stock, par value $0.001 per share (“Class B Common Stock”); and (iii) 1,000 shares of “blank check” Preferred Stock, par value $0.001 per share, of which 300 was designated as Series A Convertible Preferred Stock (“Series A Preferred Stock”). BPSR owns 550 shares of Class A Common Stock, consisting of 100% of the outstanding shares of Class A Common Stock.

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On February 28, 2017, the following persons were elected to serve in the offices of Mint Organics, Inc. set opposite their respective names, each to hold such offices until his respective successor is duly elected and qualified or until his earlier resignation or removal:

NAME:	OFFICE:
Peter Taddeo	Chief Executive Officer
Albert Mitrani	President
Wayne Rohrbaugh	Chief Operating Officer
Ian Bothwell	Chief Financial Officer and Treasurer

The Board of Mint Organics, Inc. consists of the following five persons, each to hold such office until the first annual meeting of stockholders, or until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal:

Peter Taddeo

Albert Mitrani

Wayne Rohrbaugh

Ian T. Bothwell

Dr. Maria Ines Mitrani

•	On February 28, 2017, the Board of Mint Organics, Inc. issued 550 shares of Class A Voting Common Stock, par value $0.001 per share, of Mint Organics, Inc. to BPSR and determined that the fair consideration for the initial issuance of the Series A Voting Common Stock is $0.001 per share. Mint Organics, Inc. issued the foregoing securities in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, due to the fact they were isolated issuance and did not involve a public offering of securities.

•	On March 8, 2017, Mint Organics, Inc. issued the Investors an aggregate of 300 shares of Series A Preferred Stock; and the Company issued the Investors a warrant exercisable for up to 300,000 shares of BPSR common stock for $0.15 per share from the date of issuance until the third anniversary of the date of issuance. The Series A Preferred Stock does not have any voting or dividend rights and will be automatically converted into 450 shares of Class B Common Stock of Mint Organics, Inc. upon the earlier of (i) the fifth anniversary of the date of issuance or (ii) Mint Organics, Inc.’s receipt of the necessary licenses and permits required in operating the Venture. The conversion ratio of the Series A Preferred Stock will be amended to ensure that the Investors will own 45% of the outstanding capital stock of Mint Organics, Inc. on a fully-diluted basis. Commencing on the first anniversary of the date of issuance, the Investors will have the opportunity to convert some or all of their Series A Preferred Stock (or Class B Common Stock equivalent) into unregistered BPSR common stock, based on the stated value of the Series A Preferred Stock (or Class B Common Stock equivalent) divided by the average trading price of BPSR common stock for the ten trading days prior the conversion date. Mint Organics, Inc. issued the foregoing securities in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, due to the fact they were isolated issuance and did not involve a public offering of securities.

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•	On March 8, 2017, Mint Organics, Inc. issued the following warrants to purchase shares of Class A Common Stock, of Mint Organics, Inc., vesting on the date Mint Organics, Inc., through one of its subsidiaries, obtains a license from a state to dispense cannabis until the fifth anniversary thereof (the “Warrants”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended:

Name:	Percentage of Class A Common Stock, Pro Forma and Fully-Diluted	Exercise Price:
Al Mitrani	5.5%	$0.001
Ian T. Bothwell	5.5%	$0.001
Dr. Maria I. Mitrani	5.5%	$0.001
TOTAL	16.50%

Mint Organics, Inc. issued the foregoing securities in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, due to the fact they were isolated issuance and did not involve a public offering of securities.

Mint Organics Florida, Inc.

•	In connection with the Participation Agreement, on February 28, 2017, the Company formed Mint Organics Florida, Inc., a Florida corporation and wholly-owned subsidiary of Mint Organics, Inc. (“Mint Organics Florida, Inc.”).

•	Mint Organics Florida, Inc.’s authorize capital structure consists of (1) 10,000 shares of Class A Voting Common Stock, par value $0.001 per share and (ii) 10,000 shares of Class B Non-Voting Common Stock, par value $0.001 per share. The Class A Common Stock shall have the sole right and power to vote on all matters on which a vote of shareholders is to be taken. In all matters, with respect to actions both by vote and by consent, each holder of shares of the Class A Common Stock shall be entitled to cast one vote in person or by proxy for each share of Class A Common Stock standing in such holder’s name on the transfer books of the Corporation. The Class B Common Stock shall not be entitled to vote on any matters.

•	On February 28, 2017, the following persons were elected to serve in the offices of Mint Organics Florida, Inc. set opposite their respective names, each to hold such offices until his respective successor is duly elected and qualified or until his earlier resignation or removal:

NAME:	OFFICE:
Peter Taddeo	Chief Executive Officer
Albert Mitrani	President
Wayne Rohrbaugh	Chief Operating Officer
Ian Bothwell	Chief Financial Officer and Treasurer

The Board of Mint Organics Florida, Inc. consists of the following five persons, each to hold such office until the first annual meeting of stockholders, or until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal:

Peter Taddeo

Albert Mitrani

Wayne Rohrbaugh

Ian T. Bothwell

Dr. Maria Ines Mitrani

•	On February 28, 2017, the Board of Mint Organics Florida, Inc. issued 2,125 shares of Class A Voting Common Stock, par value $0.001 per share, of Mint Organics Florida, Inc. to Mint Organics, Inc. and determined that the fair consideration for the initial issuance of the Series A Voting Common Stock is $0.001 per share.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.:	Document Description:

3.1	Amended and Restated By-laws of Biotech Products Services and Research, Inc.
4.1	Amendment to Certificate of Designation of Series A Non-Convertible Preferred Stock of Biotech Products Services and Research, Inc.
10.1	Employment Agreement, dated March 8, 2017, between Biotech Products Services and Research, Inc. and Terrell Suddarth
10.2	Amendment No.1, dated March 8, 2017, to Employment Agreement, dated November 4, 2016, between Biotech Products Services and Research, Inc. and Dr. Bruce Werber
10.3	Amendment No.1, dated March 8, 2017, to Employment Agreement, dated November 4, 2016, between Biotech Products Services and Research, Inc. and Ian T. Bothwell
10.4	Amendment No.1, dated March 8, 2017, to Employment Agreement, dated November 4, 2016, between Biotech Products Services and Research, Inc. and Dr. Maria Ines Mitrani
10.5	Warrant, dated March 8, 2017, from Biotech Products Services and Research, Inc. to Terrell Suddarth
10.6	Warrant, dated March 8, 2017, from Biotech Products Services and Research, Inc. to Dr. Bruce Werber
10.7	Warrant, dated March 8, 2017, from Biotech Products Services and Research, Inc. to Ian T. Bothwell
10.8	Warrant, dated March 8, 2017, from Biotech Products Services and Research, Inc. to Dr. Maria Ines Mitrani

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTECH PRODUCTS SERVICES AND RESEARCH, INC.

Dated: March 15, 2017	By:	/s/ Albert Mitrani
Albert Mitrani
President and Chief Executive Officer
(Principal Executive Officer)

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